UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 17, 2006
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
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         Delaware                        0-24073               13-3817344
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02    Results of Operations and Financial Condition.

     On February 17, 2006, Digital Fusion, Inc. issued a press release containing information regarding its operations and financial condition for the fourth quarter period and year ended December 31, 2005.

     A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

 (c)   Exhibits

       Exhibit No.         Description
       -----------         -----------

       99.1*               Press release dated February 17, 2006, issued by
                           Digital Fusion, Inc.


*  Filed herewith.


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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2006

                                        DIGITAL FUSION, INC.



                                        By:  /s/ Elena I. Crosby
                                           -------------------------------------
                                           Elena I. Crosby, Corporate Secretary



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                                  EXHIBIT INDEX

   Exhibit No.             Description
   -----------             -----------

       99.1*               Press release dated February 17, 2006, issued by
                           Digital Fusion, Inc.


*  Filed herewith.